UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                ----------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                DECEMBER 8, 2004


                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                        1-6639                 58-1076937
(State or Other Jurisdiction         (Commission File           (IRS Employer
      of Incorporation)                  Number)             Identification No.)


             16 MUNSON ROAD
         FARMINGTON, CONNECTICUT                                  06032
(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

           On December 8, 2004, Magellan Health Services, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item.



















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
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits

                 99.1         Press release of Magellan Health Services, Inc.
                              dated December 8, 2004





















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
                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    MAGELLAN HEALTH SERVICES, INC.

                                    By: /s/ Mark S. Demilio
                                        ---------------------------------------
                                        Name: Mark S. Demilio
                                        Title: Executive Vice President and
                                               Chief Financial Officer

Dated: December 8, 2004


















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
                                  EXHIBIT INDEX


EXHIBIT NO.                                EXHIBIT
------------   ----------------------------------------------------------------

   99.1        Press release of Magellan Health Services, Inc. dated
               December 8, 2004






















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